THE WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS (i) A REGISTRATION STATEMENT UNDER SUCH LAWS IS THEN IN EFFECT WITH RESPECT THERETO, OR (ii) A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED.


                                               Number of Warrants
                                               Represented Hereby -- 5,000

No. W-2

                                     WARRANT

             To Purchase Common Stock, par value $.01 per share, of

                           GREENFIELD INDUSTRIES, INC.

                    THIS CERTIFIES that, for value received,

                                James C. Janning

(the "Holder") is the owner of the above-indicated number of Warrants, each Warrant entitling the Holder to subscribe for and purchase from Greenfield Industries, Inc., a Delaware corporation (the "Company"), at the price of $15.50 per share (subject to adjustment as noted below) (the "Exercise Price") at any time before 5:00 p.m., Eastern Standard Time, on July 29, 2003 (the "Exercise Period") (subject to the provisions of Section 1 hereof), one fully paid and nonassessable share of the Company's Common Stock, par value $.01 per share (subject to adjustment as noted below) (the "Exercise Rate").

     This Warrant is subject to the following provisions, terms and conditions:

     1. Exercise of This Warrant. (a) The rights represented by this Warrant shall become exercisable by the Holder with respect to all of the shares of Common Stock subject to this Warrant on May 6, 1997, provided that this Warrant shall cease to be exercisable at the expiration of the Exercise Period. Subject to the preceding sentence, the rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part

(but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed if required) at the of- fice of the Company, 2743 Perimeter Parkway, Building One Hundred, Suite 100, Augusta, Georgia 30909, or such other office or agency of the Company as the Company may designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company, at any time during the Exercise Period upon payment to it of the Exercise Price for such shares in immediately available funds. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding five (5) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made subject to the payment by the Holder of any original issue or transfer tax in respect of the issuance of such certificates and the Holder shall indemnify and hold the Company harmless with respect to any such tax. The Company may require the Holder to make such representations and furnish such information as the Company may consider appropriate or necessary under any applicable federal or state securities laws in connection with the issuance of any shares upon exercise of this Warrant.

     (b) The Exercise Price and Exercise Rate shall be subject to the following adjustments:

          In the event that a dividend shall be declared on the Common Stock payable in shares of Common Stock, the number of shares of Common Stock with respect to which this War- rant has not been exercised shall be adjusted by adding to each such share of Common Stock the number of shares of Common Stock which would be distributable in respect thereof if such shares had been outstanding on the record date for the issuance of such stock dividend. In the event that the outstanding shares of Common Stock shall be converted into or exchanged for a different number of shares or other securities of the Company or of another corporation, whether through stock split, recapitaliza- tion, split-up, merger, consolidation, reorganization, combination or other issuance or exchange of shares, then there shall be substituted for each share of Common Stock with respect to which this Warrant has not been exercised, the number and kind of shares or other securities which each outstanding share of Common Stock shall have been so converted into or for which each share shall have been so exchanged. In the case of any substitution or adjustment as provided in this Section, the Exercise Price of any shares with respect to which this Warrant has not been exercised shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of this Warrant in whole.

     (c) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effect- ing the exercise of this Warrant, the full number of shares of Common Stock then deliverable upon the exercise of this Warrant. The Company shall take at all times such corporate action as shall be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant in accordance with the provisions hereof, free from all liens, charges and security interests with respect to the issue thereof. The Company in its discretion may postpone the issuance and delivery of shares upon any exercise of this War- rant until completion of a securities exchange listing or registration or other qualification of such shares under any state or federal law, rule or regulation as the Company may consider appropriate.

     (d) No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any exercise of this Warrant.

     2. No Rights as a Stockholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

     3. No Transfer of Warrants. This Warrant and the rights hereunder may not be assigned or transferred by Holder, in whole or in part, other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Holder solely by the Holder.

     4. Exchanges of Warrants. This Warrant is changeable, upon the surrender hereof by the Holder to such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

     5. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     6. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     7. Notices. Except as otherwise provided herein, any notices hereunder shall be deemed to have been given five (5) days after having been mailed in the United States by registered or certified mail, addressed if given to the Company to the principal office of the Company, Attention: President, or if given to the Holder addressed to the Holder at his address as the same shall appear on the books of the Company.

     8. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both the Company and the Holder. This Warrant is being delivered in the State of Georgia and shall be construed and enforced in accordance with and governed by the laws of such State (without giving effect to such jurisdiction's conflict of laws principles).

     The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     9. Expiration of Warrants. At 5:00 p.m. Eastern Standard Time on the last day of its Exercise Period, the Warrant, if not exercised prior thereto, shall be and become wholly void and of no value or force and effect.

     IN WITNESS WHEREOF, Greenfield Industries, Inc. has caused this Warrant to be executed by its duly authorized officer, this Warrant to be dated May 6, 1997.

                                           GREENFIELD INDUSTRIES, INC.



                                            By:/s/ Gary L. Weller
                                               Name:  Gary L. Weller
                                               Title: Senior Vice President
                                                      and Chief Financial
                                                      Officer

                                 Exercise Notice

                  (To be signed only upon exercise of Warrant)

To GREENFIELD INDUSTRIES, INC.

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ shares of Common Stock, par value $.01 per share, of GREENFIELD INDUSTRIES, INC. and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ____________________, whose address is
_______________________________________________.



Dated:  _________, _____


                                              (Signature must conform in
                                              all respects to name of
                                              Holder as specified on the
                                              face of the Warrant)



                                              ___________________________
                                              (Warrant)